UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2005

VIASYS HEALTHCARE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16121	04-3505871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 Washington Street, Suite 200 Conshohocken, Pennsylvania		19428
(Address of principal executive offices)		(Zip Code)

(610) 862-0800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On November 29, 2004 and effective as of November 15, 2004, VIASYS Healthcare Inc. (the “Company”) entered into amended and restated employment agreements (the “Restated Employment Agreements”) with each of the following named executive officers: Randy H. Thurman, Chairman, President and Chief Executive Officer; Martin P. Galvan, Senior Vice President, Chief Financial Officer and Director, Investor Relations; Arie Cohen, Executive Vice President and General Manager, Respiratory Care; Lori J. Cross, Group President, NeuroCare; Edward Pulwer, Executive Vice President and Group President, Respiratory Care; and Mahboob H. Raja, Group President, VIASYS International (the “Executives”).

On December 3, 2004, the Company filed a Current Report on Form 8-K pursuant  to Item 1.01 reporting the entry into material definitive agreements and filed the Restated Employment Agreements of Messrs. Thurman, Galvan, Pulwer and Raja and Ms. Cross as exhibits to Form 8-K.  The Company inadvertently omitted to disclose and attach as an exhibit thereto the Restated Employment Agreement of Arie Cohen.  The Company hereby amends and restates that report in its entirety to add a description with respect to Mr. Cohen’s Restated Employment Agreement and to add Mr. Cohen’s Restated Employment Agreement as an additional exhibit.

The principal revisions applicable to the Restated Employment Agreements with Messrs. Thurman, Galvan, Cohen, Pulwer and Raja and Ms. Cross include: (i) broadening of vesting provisions to include all types of equity grants instead of only stock options; (ii) clarification that the term of the agreement automatically renews for a two-year or three-year period, as applicable, unless written notice is given, instead of a shorter renewal term; and (iii) addition of a requirement that the executive execute a release upon separation of employment as a condition to receiving severance benefits.

The following revisions are also applicable to each of the Restated Employment Agreements with Messrs. Cohen, Pulwer and Raja and Ms. Cross: (i) in the event of non-renewal of employment, provision of severance in the amount of up to six months’ base salary, prorated bonus and base salary through the last day of the remaining employment term; (ii) in the event of termination without cause, the prorated bonus benefit is no longer paid in addition to the other benefits; and (iii) upon a change of control and in the event an officer’s employment agreement is not renewed upon the expiration of the initial employment term or renewal period in which the change of control occurs, provision of the benefits otherwise provided in the case of termination without cause.

Each of the Restated Employment Agreements with Messrs. Thurman and Galvan consolidates the provisions of the executive retention and employment agreements which Messrs. Thurman and Galvan each previously entered into with the Company and eliminates inconsistencies between the employment and retention agreements.  In addition, Mr. Thurman’s Restated Employment Agreement provides that: (i) in the event of a change in control, each equity grant held by Mr. Thurman that has not already vested shall immediately vest and (ii) following termination of employment as Chief Executive Officer, subject to some exceptions, Mr. Thurman shall continue employment for three years in a capacity mutually agreed to with the Board.

The Restated Employment Agreements set forth the basic terms of employment for each Executive, including base salary, bonus and benefits to which each Executive is entitled during the term of employment and in the event that employment is terminated for various reasons.  Each Executive’s annual base salary as defined in his respective Restated Employment Agreement is as follows:  Mr. Thurman: $600,000; Mr. Galvan: $292,110; Mr. Cohen: $250,000; Ms. Cross: $278,250; Mr. Pulwer: $300,000; and Mr. Raja: £140,154.56.  The Restated Employment Agreements are described in further detail below.

Restated Employment Agreements with Messrs. Thurman and Galvan

The Restated Employment Agreements with Messrs. Thurman and Galvan provide for a three-year term and a two-year term, respectively, and each term automatically renews for successive three-year or two-year terms unless written notice is given by either party at least 90 days prior to the expiration of the applicable term.

Under their Restated Employment Agreements, Messrs. Thurman and Galvan are each eligible for certain annual cash incentive bonuses and other benefits and shall each participate in (i) the Company’s annual cash incentive program with target bonuses of 100% and 60% of his base salary, respectively, or such other amounts as may be determined by the Board or the appropriate committee or individual and (ii) any other incentive programs established by the Company for its senior level executives.  The Board has similar discretion with respect to any prorated annual bonuses granted in the event of termination due to death, disability, termination by Messrs. Thurman or Galvan for good reason or non-renewal of employment by the Company.

In addition, as provided for in Mr. Thurman’s prior employment agreement, his Restated Employment Agreement provides that as long as Mr. Thurman is employed by the Company on April 19, 2005, the Company will credit him with the payment of $125,000, which is equal to the outstanding balance of a $500,000 promissory note (the “Note”) that was entered into between the Company and Mr. Thurman in April 2001.

Benefits Provided Upon Termination of Employment

Each of the Restated Employment Agreements with Messrs. Thurman and Galvan also provide for certain benefits in the event of termination of employment.  In the event that employment is terminated due to death or permanent disability, each equity grant held by Messrs. Thurman or Galvan shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable for one year (but not beyond the expiration of the otherwise applicable exercise period), and Messrs. Thurman and Galvan or his or her estate, as the case may be, would each be entitled to receive his prorated annual cash incentive bonus and a lump sum payment of his base salary through the date of his death or the long-term disability program elimination period, as the case may be. In addition, Mr. Thurman, or his estate, would be entitled to receive a lump sum cash payment equal to two times his current base salary and to have the unpaid principal balance of the Note forgiven.

In the event that employment is terminated due to disability, Messrs. Thurman and Galvan would each also be entitled to receive disability benefits in accordance with any long-term disability program then in effect for the Company’s senior executives and, at the Company’s expense, continuing medical and dental coverage for up to 18 months.

In the event that Messrs. Thurman or Galvan terminate employment for good reason, as defined in each of Messrs. Thurman’s or Galvan’s Restated Employment Agreements, or employment is terminated by the Company without cause, each equity grant held by Messrs. Thurman or Galvan shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable for a period of one year after the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive (but not beyond the expiration of the otherwise applicable exercise period).  In addition, Messrs. Thurman and Galvan would be entitled to: his prorated annual cash incentive bonus; a lump sum payment of his base salary through the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive; and a lump sum payment in an amount equal to, in the case of Mr. Thurman, 200% of the sum of (i) his annual base salary then in effect and (ii) his most recent short and long term cash incentive bonus and, in the case of Mr. Galvan, 150% of the sum of  (i) his annual base salary then in effect and (ii) his most recent short and long term cash incentive bonus.  Messrs. Thurman and Galvan would also be entitled, at the Company’s expense, to outplacement services of up to $40,000 and $20,000, respectively, and continuing medical and dental coverage for up to 18 months at the Company’s expense. In addition, Mr. Thurman would be entitled to have the unpaid principal balance of the Note forgiven.

In the event that Messrs. Thurman or Galvan terminate employment for any reason other than death, disability, good reason, the expiration of the current employment term, written notice of non-renewal of employment, or in connection with a change in control or the Company terminates his employment for cause, each equity grant held by him that has vested prior to or on either the 31st day following receipt by the Company of a notice of termination from Messrs. Thurman or Galvan without good reason or the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company for cause, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days (but not beyond the expiration of the otherwise applicable exercise period).  Any equity grant that has not vested as of the 31st day following receipt by the Company of a notice of termination from Messrs. Thurman or Galvan without good reason or the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company for cause shall immediately cease to vest and shall be cancelled.  In addition, Messrs. Thurman and Galvan would each be entitled to receive a lump sum payment of his base salary through the 31st day following receipt by the Company of a notice of termination from Messrs. Thurman or Galvan without good reason or the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company for cause, but would not be entitled to any additional benefits, severance or other compensation.

In the event that employment is terminated due to non-renewal of employment by the Company, each of Messrs. Thurman and Galvan would be entitled to receive a lump sum payment of 100% and 50%, respectively, of his base salary; a lump sum payment of his base salary through the last day of the remaining employment term; and his prorated annual cash incentive bonus.

Benefits Provided Upon a Change in Control

If a change in control, as defined in each of Messrs. Thurman’s or Galvan’s Restated Employment Agreements, occurs and either such executive’s employment is terminated within the 18 month period following a change in control, Messrs. Thurman or Galvan each shall be entitled to lump sum payments of the following: his base salary through the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company; his annual bonus paid for the most recently completed fiscal year prorated through the 31st day following receipt by Messrs. Thurman of a notice of termination from the Company; the amount of any compensation previously deferred, with accrued interest or earnings, and accrued vacation pay; 300% in the case of Mr. Thurman, and 150% in the case of Mr. Galvan, of the sum of his highest annual base salary and bonus in any rolling 12-month period during the five-year period prior to the change in control; and any other amounts or benefits required to be paid under any plan, program, policy or agreement of the Company.  In addition, at the Company’s expense, Messrs. Thurman and Galvan shall each receive continuing medical and dental coverage for a period of up to 3 years and 18 months, respectively and, for purposes of determining eligibility of Messrs. Thurman and Galvan for retiree benefits, shall each be considered as employees for a period of three years following the 31st day following receipt by Messrs. Thurman or Galvan of a notice of termination from the Company.

In the event of a change in control, each equity grant held by Mr. Thurman that has not already vested shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable until the 31st day following receipt by Messrs. Thurman of a notice of termination from the Company specified in the relevant equity compensation plan or equity grant instrument; provided, however, that the accelerated vesting shall not be contingent upon the termination of Mr. Thurman’s employment.

In the case of Mr. Thurman, the change of control benefits described above shall also be payable if a change in control occurs and his employment is terminated within six months prior to a change in control and he can reasonably demonstrate that such termination was at the request of a third party who has taken steps reasonably calculated to effect a change in control or otherwise arose in connection with or in anticipation of a change in control.

Other Termination Provisions

Messrs. Thurman and Galvan or such party’s estate, as the case may be, shall also be entitled to the balance of any incentive awards, expense reimbursements, and other benefits, if any, in accordance with the plans, programs, contracts or agreements he has with the Company.  To the fullest extent permitted by applicable law, the Company’s obligation to pay or provide benefits to Messrs. Thurman and Galvan under his respective Restated Employment Agreement shall be conditioned upon his execution of a general release in favor of the Company.

During employment and for a period of one year following termination of employment for any reason, Messrs. Thurman and Galvan have each agreed not to compete with the Company or solicit its employees or customers.  In addition, following termination of employment as Chief Executive Officer, other than termination for cause at any time during the initial or subsequent employment terms or without good reason during his initial employment term, Mr. Thurman shall continue to be employed for three years in a capacity mutually agreed to with the Board.  During this period, the Company will pay Mr. Thurman an annual salary of $100,000 for the first year, $75,000 for the second year and $50,000 for the third year and Mr. Thurman will be eligible to receive employee benefits during the three-year period.

Restated Employment Agreements with Messrs. Cohen, Pulwer and Raja and Ms. Cross

Each of the Restated Employment Agreements with Messrs. Cohen, Pulwer and Raja and Ms. Cross provides for a two-year term that automatically renews for successive two-year terms unless written notice is given by either party at least 90 days prior to the expiration of any term.

Under their Restated Employment Agreements, Messrs. Cohen, Pulwer and Raja and Ms. Cross shall each participate in (a) the Company’s management incentive plan with target bonuses of 50%, or such other amounts as may be determined by the Board or the appropriate committee or individual and (b) any other incentive programs established by the Company for its senior level executives.

Ms. Cross’ Restated Employment Agreement also provides for a stipend in the amount of $100,000 to be paid on November 1, 2005 provided that she remains actively employed with the Company on that date, and an initial stock option valuation guarantee payment (the “Payment”).  Ms. Cross is entitled to the Payment if the aggregate intrinsic value of the vested portion of the initial stock option grant of 120,000 shares of stock granted to Ms. Cross on November 13, 2003 (the “Option”) is less than $425,000 on her employment termination date, as defined in her Restated Employment Agreement, and Ms. Cross is terminated prior to November 1, 2006 for any of the following reasons: by the Company without cause; by Ms. Cross due to the Company’s material breach of any obligation under her Restated Employment Agreement; or as a result of Ms. Cross’ death or disability.  The Payment, if earned will equal an amount equal to the difference between $425,000 and the aggregate intrinsic value of the vested portion of the Option on the termination date, as defined in her Restated Employment Agreement.  The following adjustments shall be made to the calculation of the payment amount: the value of any stock options, stock grants or other forms of equity compensation granted prior to November 1, 2006 shall be added to the aggregate intrinsic value amount and any realized gain from any exercises of the Option prior to the termination date, as defined in her Restated Employment Agreement, will be added to the aggregate intrinsic value of the vested portion of the Option.  Ms. Cross will not be eligible for the Payment if the aggregate intrinsic value at any time from November 1, 2003 to November 1, 2006 exceeds $425,000.

Benefits Provided Upon Termination of Employment

Each of the Restated Employment Agreements with Messrs. Cohen, Pulwer and Raja and Ms. Cross, respectively, provide for certain benefits in the event of termination of employment.  In the event that employment is terminated due to death or disability, each equity grant held by Messrs. Cohen, Pulwer and Raja or Ms. Cross shall immediately vest and to the extent subject to an exercise period, shall remain exercisable for one year (but not beyond the expiration of the otherwise applicable exercise period), and each of Messrs. Cohen, Pulwer and Raja and Ms. Cross or his or her estate, as the case may be, would be entitled to receive the following: his or her prorated annual cash incentive bonus and a lump sum payment of his or her base salary through the date of his or her death or through the end of the long-term disability program elimination period, as the case may be.  In the event that employment is terminated due to disability, each of Messrs. Cohen, Pulwer and Raja and Ms. Cross also would be entitled to receive disability benefits in accordance with any long-term disability program then in effect for comparable executives.

In the event that Messrs. Cohen, Pulwer and Raja or Ms. Cross terminates his or her employment for any reason other than death, disability, the expiration of the current employment term or written notice of non-renewal of employment, or the Company terminates his or her employment for cause, each equity grant held by him or her that has vested prior to or on the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Cohen, Pulwer and Raja or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days (but not beyond the expiration of the otherwise applicable exercise period).  Any equity grant that has not vested as of the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Cohen, Pulwer and Raja or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, shall immediately cease to vest and shall be cancelled. In addition, Messrs. Cohen, Pulwer and Raja and Ms. Cross would each be entitled to receive a lump sum payment of his or her base salary through the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Cohen, Pulwer and Raja or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, but would not be entitled to any benefits, severance or other compensation.

In the event that employment is terminated by the Company without cause, each equity grant held by Messrs. Cohen, Pulwer and Raja or Ms. Cross that has vested prior to or on the 30th day following receipt by Messrs. Cohen, Pulwer and Raja or Ms. Cross of a notice of termination without cause from the Company, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days after the 30th day following receipt by Messrs. Cohen, Pulwer and Raja or Ms. Cross of a notice of termination without cause from the Company (but not beyond the expiration of the otherwise applicable exercise period).  Any equity grant that has not vested as of the 30th day following receipt by Messrs. Cohen, Pulwer and Raja or Ms. Cross of a notice of termination without cause from the Company shall immediately cease to vest and shall be cancelled. In addition, Messrs. Cohen, Pulwer and Raja and Ms. Cross would be entitled to receive a lump sum payment of his or her base salary through the 30th day following receipt by Messrs. Cohen, Pulwer and Raja or Ms. Cross of a notice of termination without cause from the Company and a lump sum payment equal to the sum of his or her base salary and the most recent cash incentive bonus paid or the target bonus available under the Company’s management incentive plan then in existence, whichever is higher.

In the event that employment is terminated due to non-renewal by the Company, each of Messrs. Cohen, Pulwer and Raja and Ms. Cross would be entitled to receive a lump sum payment of his or her unpaid base salary through the last day of the remaining employment term; his or her prorated annual cash incentive bonus; and, at the Company’s discretion and in a lump sum payment, either three months of his or her base salary, if the Company requests that he or she discontinue employment for the remainder of the term; or six months of his or her base salary if the Company requests that he or she continue to serve for the remainder of the term, subject to the Company’s right to terminate for cause.

Benefits Provided Upon a Change in Control

If employment is terminated due to non-renewal of employment by the Company following a change in control, as defined in each of Messrs. Cohen, Pulwer’s and Raja’s and Ms. Cross’ respective Restated Employment Agreements, but only upon expiration of the initial employment term or renewal period in which a change of control occurs, each of Messrs. Cohen, Pulwer and Raja and Ms. Cross would be entitled to receive the benefits granted in the case of termination without cause rather than non-renewal benefits and the termination date through which benefits would be paid would be the last day of the remaining employment term.  In addition, the equity grants held by each of Messrs. Cohen, Pulwer and Raja and Ms. Cross shall be treated in accordance with the Company’s equity incentive plan, his or her stock option agreement and the Restated Employment Agreement.  In the event that the employment of Messrs. Cohen, Pulwer and Raja or Ms. Cross is terminated within 12 months following a Change in Control, he or she would be entitled to the greater of the benefits under either his or her employment agreement or the Company change of control plan, if any, but would not be eligible for benefits provided under both.

Other Termination Provisions

In the case of any of the foregoing terminations, to the extent not previously paid or provided or otherwise contrary to the terms and conditions of his or her employment agreement, each of Messrs. Cohen, Pulwer and Raja and Ms. Cross or his or her estate, as the case may be, shall also be entitled to the balance of any incentive awards, expense reimbursements, and other benefits, if any, in accordance with the plans, programs, contracts or agreements he or she has with the Company.  Additional benefits not unconditionally due under applicable law, with respect to any of the foregoing terminations, shall be conditioned upon the execution of a general release within 10 days of the applicable termination date.  During employment and for a period of one year following termination of employment for any reason, Messrs. Cohen, Pulwer and Raja and Ms. Cross have each agreed not to compete with the Company or solicit its employees or customers.  However, in the case of Messrs. Cohen and Pulwer, restrictions shall not apply to certain post-termination activity that occurs in California.

Copies of the Amended and Restated Employment Agreements with each of the above named Executives are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively, and are incorporated herein by reference.

Item 1.02                                             Termination of a Material Definitive Agreement

The Restated Employment Agreements discussed in Item 1.01 above between the Company and Messrs. Cohen, Pulwer and Raja and Ms. Cross incorporate the provisions of and supercede existing employment agreements between the Company and each of Messrs. Cohen, Pulwer and Raja and Ms. Cross.  The Restated Employment Agreements discussed in Item 1.01 above between the Company and Messrs. Thurman and Galvan incorporate the provisions of the existing executive retention agreements between the Company and each of Messrs. Thurman and Galvan.

The material terms and conditions of the terminated employment agreements and terminated retention agreements are included in the descriptions of the Restated Employment Agreements described in Item 1.01 and are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Randy H. Thurman.

99.2	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Martin P. Galvan.

99.3	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Edward Pulwer

99.4	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Lori J. Cross.

99.5	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Mahboob H. Raja.

99.6	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Arie Cohen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC.
(Registrant)

Date: March 3, 2005

	By:	/s/ Martin P. Galvan
		Name:	Martin P. Galvan
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Randy H. Thurman.

99.2	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Martin P. Galvan.

99.3	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Edward Pulwer

99.4	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Lori J. Cross.

99.5	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Mahboob H. Raja.

99.6	Amended and Restated Employment Agreement, dated as of November 29, 2004 and effective as of November 15, 2004, between the Company and Arie Cohen